UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 2, 2015

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 4, 2015, Jose M. Simon, Vice President and Controller of Piedmont Natural Gas Company, Inc. ("Company"), notified the Company that he will retire on July 8, 2016. The Company has started developing plans for filling Mr. Simon's position.

(d) On September 2, 2015, the Board of Directors of Piedmont Natural Gas Company, Inc. ("Company") fixed the number of directors constituting the entire Board of Directors at thirteen. Also on September 2, 2015, the Board of Directors appointed Thomas M. Pashley as a Class II director to serve effective immediately and until the 2016 annual meeting of shareholders, at which time he will stand for election as a director by the shareholders. Mr. Pashley is the President of Pinehurst Resort and Country Club in Pinehurst, North Carolina, a position he has held since October 2014.

Upon the effective date of his appointment to the Company’s Board of Directors, Mr. Pashley will serve on the Board’s Audit Committee and Directors and Corporate Governance Committee and shall be entitled to the Company’s standard director compensation package, as such package may be modified from time to time by the Board of Directors. The current director compensation package consists of an annual Board retainer of $60,000, a fee of $1,000 for each Board and Committee meeting attended (each of the foregoing amounts includes a 25% stock match if Mr. Pashley elects to invest his retainer and fees in Company common stock through the Company’s Dividend Reinvestment and Stock Purchase Plan), an annual equity grant of $90,000, and a charitable contribution match of up to $2,500.

Item 8.01 Other Events.

Piedmont Energy Company ("PEC"), an indirect wholly-owned subsidiary of Piedmont Natural Gas Company, Inc., and Georgia Natural Gas Company ("GNGC") are parties to the Second Amended and Restated Limited Liability Company Agreement of SouthStar Energy Services LLC dated as of September 1, 2013 (the "Agreement"). Pursuant to Section 12.5 of the Agreement, on September 4, 2015, PEC delivered a notice to GNGC acknowledging GNGC’s notice to PEC of a change in control of GNGC and affirming PEC’s election to remain a member of SouthStar Energy Services LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

September 4, 2015	By:	Judy Z. Mayo

Name: Judy Z. Mayo
Title: Vice President, Corporate Secretary and Deputy General Counsel